UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2018

TIME WARNER LLC
(successor in interest to TIME WARNER INC.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	82-2449954
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Time Warner Center, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

212-484-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed on October 24, 2016 in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Time Warner Inc., a Delaware corporation (“Time Warner”), Time Warner entered into an Agreement and Plan of Merger, dated as of October 22, 2016 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), with AT&T Inc., a Delaware corporation (“AT&T”), West Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of AT&T (“Corporate Merger Sub”), and West Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of AT&T (now known as Time Warner LLC) (“LLC Merger Sub”). On June 14, 2018 (the “Closing Date”), pursuant to and in accordance with the Merger Agreement, Corporate Merger Sub merged with and into Time Warner, with Time Warner continuing as the surviving entity and as a direct wholly owned subsidiary of AT&T (the “First Merger”). Immediately thereafter, Time Warner merged with and into LLC Merger Sub, with LLC Merger Sub continuing as the surviving entity (the “Final Surviving Entity”) and as a direct wholly owned subsidiary of AT&T (“Second Merger” and together with the First Merger, the “Mergers”).

Item 1.02        Termination of a Material Definitive Agreement.

In connection with the consummation of the Mergers, on June 14, 2018, Time Warner terminated the Amended and Restated Credit Agreement, dated as of January 19, 2011, as amended and restated as of December 18, 2013, as further amended by the First Amendment dated as of December 18, 2014, the Second Amendment dated as of December 18, 2015, and the Third Amendment dated as of December 16, 2016 (as so amended, the “Revolving Credit Agreement”), among Time Warner and Time Warner International Finance Limited, as borrowers, the lenders from time to time party thereto, and Citibank, N.A., as administrative agent.  In connection with the termination of the Revolving Credit Agreement, all outstanding borrowings and all unpaid fees thereunder were paid in full and all commitments thereunder were terminated.  There were no outstanding borrowings under the Revolving Credit Agreement at the time of termination.

As a result of the termination of the Revolving Credit Agreement, Time Warner will not issue any more commercial paper and will terminate its commercial paper program.  As of June 14, 2018, Time Warner had approximately $1.08 billion of commercial paper outstanding, which will be repaid as it matures.

Item 2.01        Completion of Acquisition or Disposition of Assets.

On the Closing Date, pursuant to and in accordance with the Merger Agreement, Time Warner and AT&T consummated the Mergers. In the First Merger, Corporate Merger Sub merged with and into Time Warner, with Time Warner continuing as the surviving entity and as a direct wholly owned subsidiary of AT&T. Immediately thereafter, in the Second Merger, Time Warner merged with and into LLC Merger Sub, with LLC Merger Sub being renamed Time Warner LLC and continuing as the Final Surviving Entity and as a direct wholly owned subsidiary of AT&T.

At the effective time of the First Merger (the “Effective Time”), each outstanding share of Time Warner common stock, par value $0.01 per share (“Time Warner Common Stock”), was converted into the right to receive 1.437 shares (the “Exchange Ratio”) of AT&T common stock, par value $1.00 per share (“AT&T Common Stock”), plus $53.75 in cash. Each outstanding option to purchase shares of Time Warner Common Stock was converted into an option to acquire a number of shares of AT&T Common Stock on the same terms and conditions as were applicable under such option award immediately prior to the First Merger, except that the exercise price and the number of shares of AT&T Common Stock issuable upon exercise of such option award were adjusted based on the option exchange ratio determined under a formula in the Merger Agreement, which yields approximately 3.0757. Each Time Warner restricted stock unit award, other than a restricted stock unit award held by a non-employee director of Time Warner, was converted, on the same general terms and conditions as were applicable under such restricted stock unit award immediately prior to the First Merger, into the right to receive a cash amount equal to $53.75 multiplied by the number of shares of Time Warner Common Stock underlying such restricted stock unit award, plus any accrued and unpaid retained distributions, in each case, without interest, and an AT&T restricted stock unit award covering a number of shares of AT&T Common Stock equal to the number of shares of Time Warner Common Stock underlying such restricted stock unit award multiplied by the Exchange Ratio. Each restricted stock unit award held by a non-employee director of Time Warner and each Time Warner performance stock unit vested and was cancelled in exchange for the merger consideration multiplied by the number of shares of Time Warner Common Stock underlying such restricted stock unit award or performance stock unit (determined after taking into account the satisfaction of any applicable performance conditions), plus any accrued and unpaid retained distributions, in each case, without interest and less applicable tax withholdings.

Based on the closing price of $32.52 per share of AT&T Common Stock on the New York Stock Exchange on June 14, 2018, the aggregate implied value of the consideration paid to former holders of Time Warner Common Stock in connection with the Mergers was approximately $81.0 billion, including approximately $38.5 billion in AT&T Common Stock and approximately $42.5 billion in cash.

The foregoing description of the Mergers set forth in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated by reference in this Item 2.01.

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the First Merger, Time Warner requested that the New York Stock Exchange (the “NYSE”) suspend trading of Time Warner Common Stock prior to market open on the date following the Closing Date and file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Time Warner Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Final Surviving Entity, as the successor to Time Warner, intends to file with the SEC a certification on Form 15 requesting that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

The information set forth in Item 2.01 of this report is incorporated by reference in this Item 3.01.

Item 3.03        Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01, Item 5.01, Item 5.03 and Item 8.01 of this report is incorporated by reference in this Item 3.03.

Item 5.01        Changes in Control of Registrant.

As a result of the consummation of the First Merger, a change of control of the registrant occurred and Time Warner became a wholly owned subsidiary of AT&T.

The information set forth in Item 2.01 of this report is incorporated in this Item 5.01 by reference.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, each of the directors of Time Warner (Jeffrey L. Bewkes, William P. Barr, Robert C. Clark, Mathias Döpfner, Jessica P. Einhorn, Carlos M. Gutierrez, Fred Hassan, Paul D. Wachter and Deborah C. Wright) resigned from the board of directors of Time Warner. Following the consummation of the Mergers, the Final Surviving Entity will be managed by managers of the Final Surviving Entity appointed by AT&T (the “Managers”) and by officers appointed by the Managers.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, except with respect to certain amendments thereto implemented in accordance with the Merger Agreement, the certificate of incorporation and the by-laws of Time Warner were amended and restated to be substantially identical to the certificate of incorporation and by-laws of Corporate Merger Sub, as in effect immediately prior to the closing of the First Merger.

Immediately thereafter, upon the effectiveness of the Second Merger, except with respect to certain amendments thereto implemented in accordance with the Merger Agreement, the certificate of formation and the limited liability company agreement of LLC Merger Sub, as in effect immediately prior to the closing of the Second Merger, continued to be the certificate of formation and limited liability company operating agreement of the Final Surviving Entity, as the successor to Time Warner.

Copies of the certificate of formation and the limited liability company agreement of the Final Surviving Entity, as the successor to Time Warner, are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated by reference in this Item 5.03.

Item 8.01        Other Events.

On June 14, 2018, in connection with the consummation of the Mergers, Time Warner, the subsidiaries of Time Warner party thereto, LLC Merger Sub and The Bank of New York Mellon (“BNY Mellon”) entered into the following supplemental indentures (the “Supplemental Indentures”):

•
Thirteenth Supplemental Indenture, dated as of June 14, 2018, to the 1993 Indenture (as defined below), among Historic TW Inc. (“HTW”) (including in its capacity as successor to Time Warner Companies, Inc. (“TWCI”)), Time Warner, Historic AOL LLC (formerly known as AOL LLC) (“AOL”), Turner Broadcasting System, Inc. (“TBS”), Home Box Office, Inc. (“HBO”), LLC Merger Sub and BNY Mellon, as trustee;

•
Fourth Supplemental Indenture, dated as of June 14, 2018, to the 1998 Indenture (as defined below), among HTW (including in its capacity as successor to TWCI), Time Warner, AOL, TBS, HBO, LLC Merger Sub and BNY Mellon, as trustee;

•
Third Supplemental Indenture, dated as of June 14, 2018, to the 2001 Indenture (as defined below), among Time Warner, HTW (including in its capacity as successor to TWCI), AOL, TBS, HBO, LLC Merger Sub and BNY Mellon, as trustee;

•
First Supplemental Indenture, dated as of June 14, 2018, to the 2006 Indenture (as defined below), among Time Warner, HTW (including in its capacity as successor to TWCI), TBS, LLC Merger Sub and BNY Mellon, as trustee; and

•	First Supplemental Indenture, dated as of June 14, 2018, to the 2010 Indenture (as defined below), among Time Warner, HTW, HBO, TBS, LLC Merger Sub and BNY Mellon, as trustee.

Pursuant to the Supplemental Indentures, LLC Merger Sub, as the successor by the Second Merger to Time Warner, assumed the rights and obligations of Time Warner under each of the following indentures:

•
Indenture dated as of January 15, 1993, as amended and supplemented prior to June 14, 2018, among HTW (in its capacity as successor to TWCI), as issuer, Time Warner, HTW, AOL, TBS and HBO, as guarantors, and BNY Mellon, as trustee (the “1993 Indenture”);

•
Indenture dated as of June 1, 1998, as amended and supplemented prior to June 14, 2018, among HTW, as issuer, Time Warner, HTW (in its capacity as successor to TWCI), AOL, TBS and HBO, as guarantors, and BNY Mellon, as trustee (the “1998 Indenture”);

•
Indenture dated as of April 19, 2001, as amended and supplemented prior to June 14, 2018, among Time Warner, as issuer, HTW (including in its capacity as successor to TWCI), AOL, TBS and HBO, as guarantors, and BNY Mellon, as trustee (the “2001 Indenture”);

•
Indenture dated as of November 13, 2006, as amended and supplemented prior to June 14, 2018, among Time Warner, as issuer, HTW (including in its capacity as successor to TWCI) and TBS, as guarantors, and BNY Mellon, as trustee (the “2006 Indenture”); and

•
Indenture dated as of March 11, 2010, as amended and supplemented prior to June 14, 2018, among Time Warner, as issuer, HTW, TBS and HBO, as guarantors, and BNY Mellon, as trustee (the “2010 Indenture”).

Each of the Supplemental Indentures became effective at the effective time of the Second Merger on June 14, 2018. Copies of the Supplemental Indentures are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5. The foregoing description of the Supplemental Indentures set forth in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the applicable Supplemental Indenture, each of which is incorporated by reference in this Item 8.01.

Following the consummation of the Second Merger, the Final Surviving Entity notified the NYSE of the parties’ intention to voluntarily delist from the NYSE the 1.95% Notes due 2023 issued by Time Warner (and the guarantees). The parties intend to remove from registration with the SEC all securities issued by Time Warner and its subsidiaries prior to the closing of the Mergers. In addition, the Final Surviving Entity and certain subsidiaries notified the SEC following the Closing Date of their intention to deregister all outstanding series of notes and their related guarantees.

Item 9.01        Financial Statements and Exhibits.

(d)            Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of October 22, 2016, among Time Warner Inc., AT&T Inc., West Merger Sub, Inc. and West Merger Sub II, LLC (incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K dated October 22, 2016 (SEC File No. 001-15062)).

3.1	Certificate of Formation of Time Warner LLC, as amended.

3.2	Amended and Restated Limited Liability Company Agreement of Time Warner LLC, dated as of June 14, 2018.

4.1
Thirteenth Supplemental Indenture, dated as of June 14, 2018, to the Indenture, dated as of January 15, 1993, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc., Home Box Office, Inc., West Merger Sub II, LLC and The Bank of New York Mellon, as trustee.

4.2
Fourth Supplemental Indenture, dated as of June 14, 2018, to the Indenture, dated as of June 1, 1998, among Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Time Warner Inc., Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc., Home Box Office, Inc., West Merger Sub II, LLC and The Bank of New York Mellon, as trustee.

4.3
Third Supplemental Indenture, dated as of June 14, 2018, to the Indenture, dated as of April 19, 2001, among Time Warner Inc., Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Historic AOL LLC (formerly known as AOL LLC), Turner Broadcasting System, Inc., Home Box Office, Inc., West Merger Sub II, LLC and The Bank of New York Mellon, as trustee.

4.4
First Supplemental Indenture, dated as of June 14, 2018, to the Indenture, dated as of November 13, 2006, among Time Warner Inc., Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc.), Turner Broadcasting System, Inc., West Merger Sub II, LLC and The Bank of New York Mellon, as trustee.

4.5
First Supplemental Indenture, dated as of June 14, 2018, to the Indenture, dated as of March 11, 2010, among Time Warner Inc., Historic TW Inc., Home Box Office, Inc., Turner Broadcasting System, Inc., West Merger Sub II, LLC and The Bank of New York Mellon, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Time Warner LLC, as successor by merger to Time Warner Inc.

By:

/s/ Howard M. Averill
Name: Howard M. Averill
Title: Executive Vice President & Chief Financial Officer

Date: June 15, 2018